UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 20, 2025

Houlihan Lokey, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37537	95-2770395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd.

5th Floor

Los Angeles, California 90067

(Address of principal executive offices) (Zip Code)

310-553-8871

Registrant’s telephone number, including area code:

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	HLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 19, 2025 (the “Effective Date”), Houlihan Lokey, Inc. (the “Company”) and certain subsidiaries of the Company entered into the Second Amendment to Credit Agreement, Amendment to Pledge Agreement and Joinder Agreement (the “Amendment”), which amends the Credit Agreement, dated as of August 23, 2019 (as amended through and including the Amendment, the “Credit Agreement”), by and among the Company, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as agent.

The Amendment, among other things, (a) increases the revolving commitments under the Credit Agreement from $100 million to $150 million, (b) reduces the applicable interest rate margin for borrowings based on an adjusted term SOFR rate from 1.00% to 0.95% per annum and eliminates the 0.10% credit spread adjustment, (c) reduces the commitment fee from 0.30% to 0.15% per annum, (d) modifies the definition of Consolidated EBITDA, (e) extends the maturity of the credit facility under the Credit Agreement to August 19, 2030, (f) eliminates the minimum Consolidated EBITDA financial covenant, (g) modifies certain covenant restrictions, and (h) makes certain other amendments to the provisions of the Credit Agreement.

The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement, Amendment to Pledge Agreement and Joinder Agreement, dated as of August 19, 2025, by and among the Company, its subsidiaries that are party thereto as guarantors, the lenders party thereto, and Bank of America, N.A., as agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2025	Houlihan Lokey, Inc.

	By:	/s/ J. Lindsey Alley
Name: J. Lindsey Alley
Position: Chief Financial Officer